                                                                    EXHIBIT 99.1


                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

                              RMBS NEW TRANSACTION



                            COMPUTATIONAL MATERIALS


                           $495,499,000 (APPROXIMATE)

                                   MLCC 2005-B
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS


                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER


                            PHH MORTGAGE CORPORATION
                                    SERVICER


                                 MAY [11], 2005



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                                 MLCC 2005-B
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

Collateral Analysis

                                                         (deal as a whole)
                                           Wtd Avg          Percent of      Wtd Avg             Wtd Avg   Wtd Avg   Wtd Avg
FICO Low     FICO High       LTV       Current Balance    Current Balance    GWAC       % MI     FICO       DTI       LTV
--------     ---------       ---       ---------------    ---------------    -----      ----     ----       ---       ---
     500           524      > 65%
     525           549      > 65%
     550           574      > 65%
     575           599      > 70%        303,015.36            0.18          5.09974     0.00    585.06     42.96    81.14
     600           624      > 70%        260,585.13            0.36          4.70139     0.00    615.40     35.08    84.27
     625           649      > 70%        490,387.36            1.08          4.63658    14.29    639.17     33.56    94.40
     650           674      > 80%        253,564.90            0.46          4.76787    59.25    658.60     28.78    96.25
     675           699      > 80%        363,593.28            1.02          4.64274    15.17    690.73     44.83    98.12
     700           724      > 80%        790,245.50            3.00          4.77715     3.22    709.27     36.05    93.80
     725           749      > 85%        396,935.80            1.43          4.76825    10.82    735.20     33.93    96.44
     750           774      > 85%        613,222.98            2.94          4.67962     2.77    762.54     34.46    95.29
     775           799      > 85%        609,612.51            5.12          4.83196     3.15    788.34     40.41    97.00
     800     max            > 85%        438,066.11            1.84          4.79945     3.80    808.18     36.83    96.03


FICO Low     FICO High      LTV      % SFD      % PUD   % Owner Occ   % Full Doc  % Alt Doc  % Stated/No Ratio Doc  % Int Only
--------     ---------      ---      -----      -----   -----------   ----------  ---------  ---------------------   ---------
     500           524     > 65%
     525           549     > 65%
     550           574     > 65%
     575           599     > 70%      33.20     66.80       100.00     100.00        0.00               0.00           100.00
     600           624     > 70%      73.83     26.17       100.00     100.00        0.00               0.00           100.00
     625           649     > 70%      56.95     36.75        74.78     100.00        0.00               0.00           100.00
     650           674     > 80%      49.21     13.36        66.49     100.00        0.00               0.00           100.00
     675           699     > 80%      15.62     51.57        87.17     100.00        0.00               0.00           100.00
     700           724     > 80%      51.72     30.63        58.67      80.26        0.00              19.74           100.00
     725           749     > 85%      50.18     20.76        62.05      75.67       12.46              11.87           100.00
     750           774     > 85%      56.90     35.98        76.26      80.86        0.00              19.14           100.00
     775           799     > 85%      52.97     27.43        62.38      83.48        6.16              10.36           100.00
     800     max           > 85%      36.32     27.85        28.43      62.54        5.44              32.02           100.00


                                                         (deal as a whole)
                                           Wtd Avg          Percent of      Wtd Avg             Wtd Avg   Wtd Avg    Wtd Avg
LTV Low      LTV High        OTI       Current Balance    Current Balance    GWAC       % MI     FICO       DTI        LTV
-------      --------        ---       ---------------    ---------------    -----      ----     ----       ---        ---
    60%           64%     > 49.9%        643,575.57            1.03         4.74666      0.00   766.53     56.89      62.23
    65%           69%     > 49.9%        646,852.10            0.78         4.49343      0.00   713.67     57.58      68.12
    70%           74%     > 49.9%        947,177.91            1.52         4.91473      0.00   748.26     56.34      70.48
    75%           79%     > 49.9%        578,894.48            3.01         4.56127      0.00   744.06     57.65      77.27
    80%           84%     > 49.9%        330,290.98            1.39         4.66542      5.82   749.65     55.04      80.03
    85%           89%     > 49.9%                                                                                     93.48
    90%           94%     > 49.9%        430,000.00            0.09         5.00000      0.00   788.00     61.00      95.00
    95%           99%     > 49.9%        185,951.71            0.04         4.62500    100.00   741.00     51.00
   100%       max         > 49.9%


LTV Low      LTV High        OTI    % SFD      % PUD   % Owner Occ   % Full Doc  % Alt Doc  % Stated/No Ratio Doc  % Int Only
-------      --------        ---    -----      -----   -----------   ----------  ---------  ---------------------   ---------
    60%           64%     > 49.9%    46.30     51.76         98.06        90.50       0.00            9.50             100.00
    65%           69%     > 49.9%    88.50     11.50         63.38       100.00       0.00            0.00             100.00
    70%           74%     > 49.9%    67.91     21.00         79.02       100.00       0.00            0.00             100.00
    75%           79%     > 49.9%    70.74     11.26         83.57       100.00       0.00            0.00             100.00
    80%           84%     > 49.9%    54.40     42.19         96.01        99.42       0.00            0.58             100.00
    85%           89%     > 49.9%     0.00      0.00        100.00       100.00       0.00            0.00             100.00
    90%           94%     > 49.9%   100.00      0.00        100.00       100.00       0.00            0.00             100.00
    95%           99%     > 49.9%
   100%       max         > 49.9%

                                                         (deal as a whole)
                                           Wtd Avg          Percent of      Wtd Avg             Wtd Avg   Wtd Avg    Wtd Avg
DTI Low      DTI High       FICO       Current Balance    Current Balance    GWAC       % MI     FICO       DTI        LTV
-------      --------       ----       ---------------    ---------------    -----      ----     ----       ---        ---
    20%           24%      < 525
    25%           29%      < 550
    30%           34%      < 575          888,000.00            0.18        4.50000      0.00      0.00     31.00     100.00
    35%           39%      < 600          105,000.00            0.02        5.37500      0.00    586.00     35.00     100.00
    40%           44%      < 625          402,023.04            0.16        5.06380      0.00    584.94     44.00      78.67
    45%           49%      < 650          445,832.21            0.36        4.52646      0.00    626.58     46.68      69.79
    50%           54%      < 675          436,118.48            0.79        4.75079      0.00    655.48     51.42      65.85
    55%      max           < 700          484,919.09            1.07        4.45416      0.00    671.61     59.26      78.56


DTI Low      DTI High       FICO    % SFD      % PUD   % Owner Occ   % Full Doc  % Alt Doc  % Stated/No Ratio Doc  % Int Only
-------      --------       ----    -----      -----   -----------   ----------  ---------  ---------------------   ---------
    20%           24%      < 525
    25%           29%      < 550
    30%           34%      < 575       0.00    100.00          0.00       100.00       0.00            0.00             100.00
    35%           39%      < 600     100.00      0.00        100.00       100.00       0.00            0.00             100.00
    40%           44%      < 625      24.48     75.52        100.00       100.00       0.00            0.00             100.00
    45%           49%      < 650     100.00      0.00        100.00       100.00       0.00            0.00             100.00
    50%           54%      < 675      58.83     28.02         60.71       100.00       0.00            0.00             100.00
    55%      max           < 700      62.67      4.37         84.09       100.00       0.00            0.00             100.00

ALT, STATED, NO RATIO  DOC

                              Wtd Avg         Percent of      Wtd Avg            Wtd Avg  Wtd Avg    Wtd Avg
FICO Low     FICO High    Current Balance   Current Balance    GWAC       % MI    FICO      DTI        LTV      % SFD     % PUD
--------     ---------    ---------------   ---------------    -----      ----    ----      ---        ---      -----     -----
     500          524
     525          549
     550          574
     575          599
     600          624
     625          649
     650          674
     675          699        576,423.97           0.23        4.87296     0.00   684.02    22.77     69.02      67.21     0.00
     700          724        535,242.19           2.36        4.81367     0.00   710.27    28.94     68.61      67.44    30.52
     725          749        428,326.26           2.66        4.79524     0.00   737.17    31.97     59.54      58.25    22.35
     750          774        413,046.71           2.89        4.74765     0.00   761.75    32.55     61.94      53.76    24.63
     775          799        351,905.33           3.94        4.78118     0.00   787.23    32.39     65.68      57.40    35.30
     800     max             285,181.00           1.71        4.76808     0.00   807.39    38.09     75.18      48.59    28.66



FICO Low     FICO Hig     % Owner Occ   % Full Doc  % Ltd Doc  % Stated/No Ratio Doc  % Int Only  % CA    % NY    % FL
--------     --------     -----------   ----------  ---------  ---------------------  ----------  ----    ----    ----
     500          524
     525          549
     550          574
     575          599
     600          624
     625          649
     650          674
     675          699          100.00       0.00       67.21           32.79            100.00        0   32.79       0
     700          724           82.08       0.00       14.30           85.70            100.00     9.37    1.27   30.43
     725          749           81.60       0.00       14.18           85.82            100.00     5.27       0   18.75
     750          774           74.20       0.00        7.67           92.33            100.00    16.97     6.8   19.15
     775          799           78.19       0.00       25.73           74.27            100.00     5.07   11.12   17.74
     800     max                60.14       0.00        8.17           91.83            100.00     3.84    7.74   15.59


IO LOANS

                              Wtd Avg         Percent of      Wtd Avg            Wtd Avg  Wtd Avg    Wtd Avg
FICO Low     FICO High    Current Balance   Current Balance    GWAC       % MI    FICO      DTI        LTV      % SFD     % PUD
--------     ---------    ---------------   ---------------    -----      ----    ----      ---        ---      -----     -----
     500          524
     525          549
     550          574        300,000.00           0.06        5.00000     0.00   565.00    27.00     46.07     100.00      0.00
     575          599        500,618.02           0.70        4.51115     0.00   587.39    32.68     56.21      70.33     29.67
     600          624        356,261.99           0.57        4.71889     0.00   618.14    40.81     70.35      83.25     16.75
     625          649        474,793.82           1.33        4.62240    11.60   639.10    34.72     86.88      65.06     29.82
     650          674        426,739.20           5.55        4.69424     4.87   663.72    38.92     69.38      57.18     21.41
     675          699        330,581.52           13.23       4.70554     1.17   688.14    37.97     72.08      74.80     16.39
     700          724        407,468.10           17.12       4.64073     0.57   711.98    35.09     71.35      69.84     14.78
     725          749        400,493.56           15.30       4.67696     1.54   737.23    40.72     70.62      71.31     14.40
     750          774        387,139.00           16.34       4.68138     1.13   761.57    36.30     70.57      62.20     25.01
     775          799        475,217.11           24.72       4.80653     1.14   787.19    37.88     71.27      60.43     23.91
     800     max             316,233.39           4.74        4.72478     1.47   806.83    34.06     74.16      52.56     27.90

FICO Low     FICO High   % Owner Occ   % Full Doc  % Ltd Doc  % Stated/No Ratio Doc   % Int Only   % CA     % NY       % FL
--------     ---------   -----------   ----------  ---------  ---------------------   ----------   ----     ----       ----
     500          524
     525          549
     550          574         100.00     100.00        0.00            0.00             100.00         0        0         0
     575          599         100.00     100.00        0.00            0.00             100.00         0    28.54         0
     600          624          64.00     100.00        0.00            0.00             100.00     17.57        0         0
     625          649          79.53     100.00        0.00            0.00             100.00     19.18     3.99         0
     650          674          85.12     100.00        0.00            0.00             100.00     22.01     26.4     10.59
     675          699          91.96      98.26        1.17            0.57             100.00     24.68     9.19     12.04
     700          724          77.53      86.24        1.97           11.79             100.00     22.81     14.6     14.11
     725          749          88.27      82.64        2.46           14.90             100.00     15.08    11.16      9.12
     750          774          83.72      82.30        1.36           16.34             100.00     15.03     3.71     13.55
     775          799          80.49      84.05        4.10           11.85             100.00     16.94    10.56     19.04
     800     max               58.33      63.93        2.95           33.13             100.00     13.94     7.01     17.03